SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):

                                  March 7, 2005
                                  -------------


                        Navidec Financial Services, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-29098
                                                -------

        Colorado                                               13-4228144
        --------                                               ----------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


             Fiddler's Green Center, 6399 S. Fiddler's Green Circle,
                  Suite 300, Greenwood Village, Colorado 80111
                  --------------------------------------------
                     (Address of Principal Executive Office


                                 (303) 222-1000
                         -----------------------------
                        (Registrant's Telephone number)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

     On March 7, 2005, NAVIDEC FINANCIAL SERVICES, Inc. (the "Company") engaged Epstein Webber & Conover, PLC to replace Hein + Associates LLP as the Company's independent accountant to audit the Company's financial statements for the year ended December 31, 2004. Hein & Associates LLP was dismissed as the Company's independent accountant on the same date. The Audit Committee of the Company's Board of Directors approved the change in the Company's independent accountant.

     The independent auditor's report of Hein + Associates LLP for the Company's financial statements for the year ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles. However, the reports did contain an explanatory fourth paragraph related to the uncertainty about Navidec Financial Services' ability to continue as a going concern.

     During the Company's three most recent fiscal years and through the date of the dismissal of Hein + Associates LLP, the Company did not have any disagreements with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The letter of Hein + Associates LLP required by Item 4 of Form 8-K, as referenced in Item 304(a)(3) of Regulation S-B, is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Letter from Hein + Associates LLP dated, March 10, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: March 10, 2005

                                    Navidec Financial Services, Inc.


                                    By: /s/  Robert D. Grizzle
                                        ---------------------------------------
                                             Robert D. Grizzle,
                                             Chief Financial Officer